Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Third Quarter 2011 Results

Newton, MA (October 27, 2011).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter and nine months ended September 30, 2011.

Third Quarter 2011 Financial Highlights:

•                  Total revenues for the third quarter of 2011 increased 8.1% to $329.5 million from $304.8 million for the same period in the previous year.

•                  Income from continuing operations for the third quarter of 2011 was $3.6 million compared to $5.9 million for the same period in the previous year.

•                  Income per share from continuing operations for the third quarter of 2011 was $0.08 per share, basic and diluted, compared to $0.17 and $0.16 per share, basic and diluted, respectively, for the same period in the previous year.

•                  Income from continuing operations for the third quarter of 2011 includes certain items that, in aggregate, increased our earnings by $303,000, or $0.01 per share, basic and diluted.  These items were a $529,000 gain on sale of available for sale securities offset by acquisition costs of $226,000.  Income from continuing operations for the third quarter of 2010 includes a gain on early extinguishment of debt that increased our earnings by $66,000 but did not have an effect on our earnings per share.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the third quarter of 2011 was $10.3 million compared to $10.1 million for the same period in the previous year. EBITDA for the third quarter of 2011 included those items noted above that, in aggregate, increased our earnings by $303,000, and EBITDA for the third quarter of 2010 included those items noted above that, in aggregate, increased our earnings by $66,000.  EBITDA excluding these items was $10.0 million and $10.1 million in the third quarter of 2011 and 2010, respectively.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA for the quarters ended September 30, 2011 and 2010 appears later in this press release.

Third Quarter 2011 Operating Highlights:

•                  Senior living occupancy at our owned and leased senior living communities for the third quarter of 2011 was 86.0% compared to 86.2% for the same period in the previous year.

•                  Senior living average daily rate, or ADR, at our owned and leased senior living communities for the third quarter of 2011 increased by 0.6% to $147.46 from $146.55 in the same period in the previous year.

•                  The percentage of senior living revenues derived from residents’ private resources at our owned and leased senior living communities for the third quarter of 2011 increased to 73.0% from 72.4% for the same period in the previous year.

•                  For those owned and leased senior living communities that we operated continuously since July 1, 2010 (comparable communities), occupancy for the third quarter of 2011 was 85.6% compared to 86.2% for the same period in the previous year.

•                  The ADR at comparable communities for the third quarter of 2011 increased by 2.8% to $150.92 from $146.74 in the same period in the previous year.

Year to Date Financial Highlights:

•                  Total revenues for the nine months ended September 30, 2011 increased 4.9% to $949.0 million from $904.4 million for the same period in the previous year.

•                  Income from continuing operations for the nine months ended September 30, 2011 was $15.5 million compared to income from continuing operations of $18.7 million for the same period in the previous year.

•                  Income per share from continuing operations for the nine months ended September 30, 2011 was $0.39 and $0.38 per share, basic and diluted, respectively, compared to $0.52 and $0.51 per share, basic and diluted, respectively, for the same period in the previous year.

•                  Income from continuing operations for the nine months ended September 30, 2011 includes certain items that, in aggregate, decreased our earnings by $873,000, or $0.02 per share, basic and diluted.  These items were a $656,000 gain on sale of available for sale securities and a $1,000 gain on early extinguishment of debt offset by acquisition costs of $1.5 million.  Income from continuing operations for the nine months ended September 30, 2010 included certain items that, in aggregate, increased our earnings by $626,000, or $0.02 per share, basic and diluted. These items were a $484,000 gain on early extinguishment of debt and a $142,000 net gain on our UBS put right related to auction rate securities.

•                  EBITDA for the nine months ended September 30, 2011 was $32.7 million compared to $31.9 million for the same period in the previous year.  EBITDA for the nine months ended September 30, 2011 included those items noted above that, in aggregate, decreased our earnings by $873,000, and EBITDA for the nine months ended September 30, 2010 included those items noted above that, in aggregate, increased our earnings by $626,000.  EBITDA excluding these items was $33.6 million and $31.3 million in the nine months ended September 30, 2011 and 2010, respectively.  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA for the nine months ended September 30, 2011 and 2010 appears later in this press release.

Other Highlights:

During the third quarter of 2011, we acquired four senior living communities containing 541 living units located in Indiana for $82.4 million, excluding closing costs.

During the third quarter of 2011, we commenced leasing one senior living community from Senior Housing Properties Trust (NYSE: SNH) with a total of 83 living units located in Florida. We also began to manage three senior living communities for the account of SNH and one senior living community for the account of an unaffiliated third party with a total of 481 living units located in Florida and South Carolina.

Conference Call:

On October 27, 2011 at 10:00 a.m. Eastern Daylight Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Treasurer and Chief Financial Officer, will host a conference call to discuss the third quarter financial results.  Following the Company’s remarks, there will be a question and answer period.

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The conference call telephone number is (877) 777-1968.  Participants calling from outside the United States and Canada should dial (612) 332-0932. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Daylight Time Thursday, November 3, 2011. To hear the replay, dial (320) 365-3844.  The replay pass code is 218241.  A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call. The recording and retransmission in any way of Five Star’s third quarter 2011 conference call is strictly prohibited without the prior written consent of Five Star.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star operates 236 senior living communities with 25,181 living units located in 29 states including: 31 communities (2,954 living units) that we own and operate; 191 communities (20,811 living units) that we lease and operate; and 14 communities (1,416 living units) that we manage.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two leased rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

 (in thousands, except per share data)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues:
Senior living revenue	$275,605	$259,767	$803,647	$770,729
Rehabilitation hospital revenue	26,273	24,756	78,235	73,917
Institutional pharmacy revenue	18,914	20,280	57,824	59,770
Management fee revenue	359	—	383	—
Reimbursed costs incurred on behalf of managed communities	8,324	—	8,887	—
Total revenues	329,475	304,803	948,976	904,416

Operating expenses:
Senior living wages and benefits	136,135	129,071	398,975	382,095
Other senior living operating expenses	68,669	62,487	193,123	182,791
Costs incurred on behalf of managed communities	8,324	—	8,887	—
Rehabilitation hospital expenses	23,300	22,579	70,798	68,196
Institutional pharmacy expenses	18,472	19,717	56,003	58,223
Rent expense	50,140	47,176	145,480	140,809
General and administrative	14,418	13,751	42,242	40,975
Depreciation and amortization	5,858	4,047	14,779	11,872
Total operating expenses	325,316	298,828	930,287	884,961

Operating income	4,159	5,975	18,689	19,455

Interest, dividend and other income	368	321	1,017	1,621
Interest and other expense	(1,034)	(578)	(2,405)	(2,050)
Acquisition related costs	(226)	—	(1,530)	—
Gain on investments in trading securities	—	—	—	4,856
Loss on UBS put right related to auction rate securities	—	—	—	(4,714)
Equity in income (losses) of Affiliates Insurance Company	28	35	111	(17)
Gain on early extinguishment of debt	—	66	1	484
Gain on sale of available for sale securities	529	—	656	—

Income from continuing operations before income taxes	3,824	5,819	16,539	19,635
(Provision) benefit for income taxes	(186)	123	(1,006)	(930)
Income from continuing operations	3,638	5,942	15,533	18,705
Loss from discontinued operations	(4,166)	(784)	(6,733)	(1,309)

Net income (loss)	$(528)	$5,158	$8,800	$17,396

Weighted average shares outstanding - basic	47,557	35,724	40,294	35,698

Weighted average shares outstanding - diluted	47,557	38,937	43,169	39,302

Basic income (loss) per share from:
Continuing operations	$0.08	$0.17	$0.39	$0.52
Discontinued operations	(0.09)	(0.02)	(0.17)	(0.03)
Net income (loss) per share - basic	$(0.01)	$0.15	$0.22	$0.49

Diluted income (loss) per share from:
Continuing operations	$0.08	$0.16	$0.38	$0.51
Discontinued operations	(0.09)	(0.02)	(0.16)	(0.03)
Net income (loss) per share - diluted	$(0.01)	$0.14	$0.22	$0.48

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands, except share data)

(unaudited)

	September 30, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$41,946	$20,770
Accounts receivable, net of allowance	59,972	64,806
Investments in available for sale securities	17,283	13,854
Restricted cash	5,171	6,594
Prepaid expenses and other current assets	21,001	17,084
Assets of discontinued operations	8,812	12,857
Total current assets	154,185	135,965

Property and equipment, net	353,639	201,223
Equity investment in Affiliates Insurance Company	5,245	5,076
Restricted cash	4,306	14,535
Restricted investments in available for sale securities	12,987	3,259
Goodwill and other long term assets	18,717	19,736
Total assets	$549,079	$379,794

Liabilities and Shareholders’ Equity
Current liabilities:
Bridge loan from SNH	$48,000	$—
Other current liabilities	160,195	137,911
Total current liabilities	208,195	137,911

Mortgage notes payable	38,977	—
Convertible senior notes	37,282	37,905
Other long term liabilities	36,857	39,211
Shareholders’ equity	227,768	164,767
Total liabilities and shareholders’ equity	$549,079	$379,794

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010

Number of owned and leased communities (end of period)	222	209	222	209
Number of owned and leased units (end of period)	23,765	22,176	23,765	22,176
Number of living units % growth	7.2%		7.2%

Occupancy	86.0%	86.2%	85.6%	86.3%
Average daily rate (ADR)	$147.46	$146.55	$150.15	$146.85
ADR % growth	0.6%		2.2%

Percent breakdown of senior living revenues:
Medicaid	12.3%	13.8%	12.6%	13.3%
Medicare	14.7%	13.8%	15.4%	14.1%
Private and other sources	73.0%	72.4%	72.0%	72.6%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$275,605	$259,767	$803,647	$770,729
Senior living revenues % growth	6.1%		4.3%

Senior living wages and benefits	$136,135	$129,071	$398,975	$382,095
Senior living wages and benefits as a % of senior living revenues	49.4%	49.7%	49.6%	49.6%
Other senior living operating expenses	$68,669	$62,487	$193,123	$182,791
Other senior living operating expenses as a % of senior living revenues	24.9%	24.1%	24.0%	23.7%
Community expenses % growth (2)	6.9%		4.8%

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of operations.

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,(2)		September 30,(3)
	2011	2010	2011	2010

Number of owned and leased communities (end of period)	208	208	208	208
Number of owned and leased living units (end of period)	22,066	22,066	22,066	22,066

Occupancy	85.6%	86.2%	85.4%	86.3%
Average daily rate (ADR)	$150.92	$146.74	$151.78	$146.92
ADR % growth	2.8%		3.3%

Percent breakdown of senior living revenues:
Medicaid	12.8%	13.8%	12.8%	13.3%
Medicare	15.2%	13.8%	15.6%	14.1%
Private and other sources	72.0%	72.4%	71.6%	72.5%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$265,002	$259,134	$788,870	$770,096
Senior living revenues % growth	2.3%		2.4%

Senior living wages and benefits	$132,307	$128,807	$393,461	$381,831
Senior living wages and benefits as a % of senior living revenues	49.9%	49.7%	49.9%	49.6%
Other senior living operating expenses	$65,969	$62,317	$189,462	$182,621
Other senior living operating expenses as a % of senior living revenues	24.9%	24.0%	24.0%	23.7%
Community expenses % growth (4)	3.7%		3.3%

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Communities that we have operated continuously since July 1, 2010.
(3)	Communities that we have operated continuously since January 1, 2010.
(4)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of operations.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010

Independent and assisted living community revenue	$220,860	$204,103	$640,067	$607,489
Skilled nursing facility revenue	54,745	55,664	163,580	163,240
Total senior living revenue	$275,605	$259,767	$803,647	$770,729

Independent and assisted living community wages and benefits	$101,556	$94,097	$295,195	$277,849
Skilled nursing facility wages and benefits	34,579	34,974	103,780	104,246
Total senior living wages and benefits	$136,135	$129,071	$398,975	$382,095

Independent and assisted living community operating expenses	$54,853	$49,418	$153,169	$145,004
Skilled nursing facility operating expenses	13,816	13,069	39,954	37,787
Total other senior living operating expenses	$68,669	$62,487	$193,123	$182,791

(1)	Excludes data for managed communities and discontinued senior living operations.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended		Nine months ended
	September 30,(2)		September 30,(3)
	2011	2010	2011	2010

Independent and assisted living community revenue	$210,257	$203,470	$625,290	$606,856
Skilled nursing facility revenue	54,745	55,664	163,580	163,240
Total senior living revenue	$265,002	$259,134	$788,870	$770,096

Independent and assisted living community wages and benefits	$97,728	$93,833	$289,681	$277,585
Skilled nursing facility wages and benefits	34,579	34,974	103,780	104,246
Total senior living wages and benefits	$132,307	$128,807	$393,461	$381,831

Independent and assisted living community operating expenses	$52,153	$49,248	$149,508	$144,834
Skilled nursing facility operating expenses	13,816	13,069	39,954	37,787
Total other senior living operating expenses	$65,969	$62,317	$189,462	$182,621

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Communities that we have operated continuously since July 1, 2010.
(3)	Communities that we have operated continuously since January 1, 2010.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	31	24	31	24
Assisted and independent living communities, leased	153	147	153	147
Assisted and independent living communities, managed	14	—	14	—
Total number of assisted and independent living communities	198	171	198	171

Skilled nursing communities, leased	38	38	38	38

Total number of senior living communities	236	209	236	209

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,954	2,089	2,954	2,089
Assisted and independent living communities, leased(3)	17,388	16,664	17,388	16,664
Assisted and independent living communities, managed	1,416	—	1,416	—
Total number of assisted and independent living units	21,758	18,753	21,758	18,753

Skilled nursing communities, leased(4)	3,423	3,423	3,423	3,423

Total number of senior living units	25,181	22,176	25,181	22,176

Senior living revenues(5):
Assisted and independent living communities	$217,829	$201,729	$631,796	$600,824
Skilled nursing communities	54,745	55,664	163,580	163,228
Other(6)	3,031	2,374	8,271	6,677
Total senior living revenues	$275,605	$259,767	$803,647	$770,729

Senior living data(5):
Assisted and independent living communities occupancy	86.7%	86.4%	86.2%	86.6%
Assisted and independent living communities ADR	$136.89	$135.76	$139.59	$136.42
Assisted and independent living communities ADR % growth	0.8%		2.3%

Skilled nursing communities occupancy	81.7%	85.1%	82.5%	84.7%
Skilled nursing communities ADR	$212.82	$205.87	$212.19	$204.44
Skilled nursing communities ADR % growth	3.4%		3.8%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	54.5%	54.8%	55.0%	54.7%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)

Includes 2,026 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and nine months ended September 30, 2011 and 2010.

(4)

Includes 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and nine months ended September 30, 2011 and 2010.

(5)	Excludes data for managed communities.
(6)

Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the presentation of these non-GAAP financial measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. These non-GAAP financial measures are used by management to evaluate our financial performance and for comparing our performance over time to the performance of our competitors.  EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. This information should not be considered as an alternative to income from continuing operations, net income from continuing operations, net income or any other financial operating or performance measure established by GAAP.  The reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items is as follows:

	Three months ended		Nine months ended
	September 30,		September 30,
	2011	2010	2011	2010
Income from continuing operations	$3,638	$5,942	$15,533	$18,705
Add: interest and other expense	1,034	578	2,405	2,050
Add: income tax expense (benefit)	186	(123)	1,006	930
Add: depreciation and amortization	5,858	4,047	14,779	11,872
Less: interest, dividend and other income	(368)	(321)	(1,017)	(1,621)
EBITDA	10,348	10,123	32,706	31,936
Add: acquisition related costs	226	—	1,530	—
Add: loss on UBS put right related to auction rate securities	—	—	—	4,714
Less: gain on sale of investments in available for sale securities	(529)	—	(656)	—
Less: gain on investments in trading securities	—	—	—	(4,856)
Less: gain on early extinguishment of debt	—	(66)	(1)	(484)
EBITDA excluding certain items	$10,045	$10,057	$33,579	$31,310